UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/31/2005

Tercica, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50461

Delaware	26-0042539
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2000 Sierra Point Parkway
Suite 400
Brisbane, CA 94005
(Address of Principal Executive Offices, Including Zip Code)

(650) 624-4900
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On August 31, 2005, Tercica, Inc. issued a press release and announced that the U.S. Food and Drug Administration (FDA) has approved IncrelexTM (mecasermin [rDNA origin] injection) for the long-term treatment of growth failure in children with severe primary IGF-1 deficiency (Primary IGFD) or with growth hormone (GH) gene deletion who have developed neutralizing antibodies to growth hormone. The FDA also designated Increlex as an orphan drug for severe Primary IGFD.

Item 9.01.    Financial Statements and Exhibits

Press Release issued by Tercica, Inc. on August 31, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Tercica, Inc.

Date: August 31, 2005.	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Senior Vice President of Legal Affairs

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release entitled "FDA Approves Tercica's Increlex for Short Stature Caused by Severe Primary IGF-1 Deficiency," dated August 31, 2005